UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

                              Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 03/31/16

April 18, 2016

DEAR SHAREHOLDERS:

We have long held a view that the US economy is capable of moderate, yet self-sustaining growth of around 2%, even in the face of numerous global headwinds. Our belief that the US economy can withstand international headwinds has been underpinned by the fact 68% of the economy is consumption, and consumers are doing relatively well. Home prices are rising approximately 6% while stocks are at high absolute levels, leaving consumer balance sheets at healthy levels, which is supportive of this view. The labor market continues to firm and should translate to moderate wage growth acceleration. With an improved balance sheet and improving personal income, consumer spending should continue to drive growth as evidenced by strong auto sales that represent the second largest household purchase. While consumption is strong, we do expect business investment to remain cautious as capacity utilization, particularly in the commodity centric sectors, remains low. Multinational corporations that are relying on exports also face challenges due to the relatively strong US dollar and slowing global growth which will continue to remain a drag. Headwinds related to fiscal austerity have abated as state and local spending has benefitted from a recovery in the real estate market. Federal spending, thanks to the 2015 budget deal, should rise moderately this year. As such we expect government growth of about 2% this year.

While we are constructive on the domestic economy, there are headwinds. Most notably, uncertainty around growth rates in China, uncertainty around direction of oil and metals prices, and uncertainty around global monetary policy. With $3.2 trillion in reserves, China does still have significant ability to support growth and promote stability. As for commodity prices, they remain a cause of concern as risk sentiment continues to be correlated to the price of commodities, but many commodities have stabilized, raising the prospect that the worst may be behind us. On the monetary policy front, the US Federal Reserve (Fed) continues to be skeptical on inflation and has expressed concern about financial markets. We expect the Fed to remain dovish, perhaps hiking no more than two times in 2016 while allowing wage growth to drift higher. The rest of the world continues to ease with the European Central Bank and Bank of Japan setting negative rates, a policy stance that provokes enthusiastic debate among market participants.

More recently, during the first quarter of 2016, the market was “violently unchanged”. The significant sell-off in risk markets in the first two months of the year was countered by aggressive central bank policy actions, commodity price stabilization and reassuring economic data. The S&P 500 Index, a good barometer of risk appetite, ended the quarter generating a positive total return of 1.34% after being down 10.27% as of the February 11th lows. The same is true for the US high yield market which ended the quarter strongly, with the Barclays US High Yield Index producing a 3.35% return for the quarter after being down 5.16%, also as of February 11th. The Barclays US Investment Grade Corporate Bond Index also produced strong returns of 3.97% for the quarter which translated into 16bp of excess return vs US Treasuries which were up from -364bp of excess returns as of Feb 11, 2016.

In our last communication to shareholders we had highlighted that the recent magnitude of spreads suggested a high degree of strategic value across several credit sectors with a high margin for safety and justified our overweight credit posture, although over the last six months it resulted in portfolio underperformance. This inherent strategic value combined with our base view for the US economy supported the Fund positioning. In this environment of continued uncertainty and volatility we believe that patient investors will be rewarded by investing in a higher quality credit-oriented portfolio with carefully underwritten bonds that exhibit a high margin of safety to deal with market and economic stresses. This is our focus in the Fund.

As of March 31, 2016 the Fund had a net asset value (NAV) of $20.20 per share. This represents a 0.4% increase from $20.12 per share on September 30, 2015. On March 31, 2016, the Fund’s closing price on the New York Stock Exchange was $19.14 per share, representing a 5.25% discount to NAV per share, compared with a 5.17% discount as of September 30, 2015. The market trading discount was at 4.91% as of market close on April 18, 2016.

One of the primary objectives of the Fund is to maintain a high level of income. On March 2, 2016 the Board of Trustees declared a dividend payment of $0.25 per share payable May, 2, 2016 to shareholders of record on April 6, 2016. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.00 per share in dividends, representing a 5.21% dividend yield based on the market price on April 18, 2016 of $19.19 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 3/31/16	1 Year to 3/31/16	3 Years to 3/31/16	5 Years to 3/31/16	10 Years to 3/31/16
Cutwater Select Income Fund	1.79%	-1.00%	3.36%	5.91%	6.59%
Barclays U.S. Credit Index[2]	3.38%	0.93%	2.86%	5.00%	5.70%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Barclays as of 3/31/16. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79% dilution of NAV resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offering, we estimate the 10-year annualized return to be 7.10%. The returns noted in the table above are actual returns as calculated by the fund administrator, BNY Mellon, and do not adjust for the dilution of the rights offering.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2016:

[1]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

Change of Non-Fundamental Investment Policy Regarding Foreign Securities

On May 4, 2016, at our recommendation, the Board of Trustees approved the removal of the non-fundamental investment policy that restricted the Fund from acquiring Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations. In addition, the Fund is now permitted to invest in Euro-dollar obligations with maturities in excess of 1 year. Please see further discussion of this change in the Shareholder Information section of the report beginning on page 22.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investor Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

The information contained in this presentation comes from public sources which Cutwater Investor Services Corp. believes to be reliable. A list of sources used for this document is available upon request.

Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. Past performance is not indicative of future results.

Cutwater Investor Services Corp. is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction.

The Fund and its securities are not bank deposits, are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates.

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Cutwater Select Income Fund

We have audited the accompanying statement of assets and liabilities of Cutwater Select Income Fund, including the schedule of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cutwater Select Income Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 9, 2016

SCHEDULE OF INVESTMENTS March 31, 2016

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (78.68%)
AUTOMOTIVE (0.91%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa2/BBB	$1,000	$1,326,683
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa2/BBB	500	650,078

			1,976,761

CHEMICALS (1.95%)
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	594,754
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	434,056
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	A3/A-	500	531,547
Solvay Finance America LLC, Co. Gty., 3.40%, 12/03/20, 144A(b)	Baa2/BBB-	312	317,183
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,335,094

			4,212,634

DIVERSIFIED FINANCIAL SERVICES (15.84%)
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/BBB+	190	213,505
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa1/BBB+	500	571,731
Bank of America Corp., Sub. Notes, 4.45%, 03/03/26	Baa3/BBB	1,764	1,817,253
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	440,712
Chase Capital II, Ltd. Gtd., Series B, 1.116%, 02/01/27(b),(c)	Baa2/BBB-	70	54,250
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa1/BBB+	70	103,552
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa3/BBB	2,000	2,050,668
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB	1,200	1,255,564
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A(b)	NA/A-	500	500,792
Credit Agricole SA, Sub. Notes, 4.375%, 03/17/25, 144A	Baa3/BBB	1,840	1,801,746
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(c)	Ba1/BB+	1,750	1,504,752
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	236,929
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,409,092
GE Capital International Funding Co., Co. Gty., 4.418%, 11/15/35, 144A	A1/AA+	1,018	1,105,948
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	287	415,575
General Electric Co., Jr. Sub. Notes, 5.00%, 01/21/21(c),(d)	A3/AA-	4,320	4,449,600
HSBC Capital Funding LP, Co. Gty., 10.176%, 06/30/30, 144A(c),(d)	Baa1/BBB-	2,180	3,215,500
ING Bank NV, Sub. Notes, 4.125%, 11/21/23(b),(c)	Baa2/BBB+	2,500	2,521,425
JPMorgan Chase & Co., Jr. Sub., 7.90%, 04/30/18(c),(d)	Baa3/BBB-	2,000	2,000,000
Lincoln Finance, Ltd., Sr. Sec. Notes, 7.375%, 04/15/21, 144A(b)	B1/BB+	225	234,000
Morgan Stanley, Jr. Sub. Notes, 5.45%, 07/15/19(c),(d)	Ba1/BB	2,200	2,079,000
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	A3/BBB+	300	318,763
Santander UK Group Holdings PLC, Sr. Unsec. Notes, 2.875%, 10/16/20	Baa1/BBB	745	741,219
Synchrony Financial, Sr. Unsec. Notes, 2.60%, 01/15/19(b)	NA/BBB-	936	937,999
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB	2,000	2,290,660

			34,270,235

ENERGY (12.16%)
Access Midstream Partners LP/ACMP Finance Corp., Co. Gty., 4.875%, 05/15/23(b)	Baa3/BBB-	1,200	1,041,929
Antero Resources Corp., Co. Gty., 5.625%, 06/01/23(b)	Ba3/BB	566	520,720
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(c)	Baa1/A-	3,250	3,411,073
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	Baa2/A	850	1,058,926
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	2,190	2,113,350
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,030,344
Columbia Pipeline Group, Inc., Co. Gty., 4.50%, 06/01/25, 144A(b)	Baa2/BBB-	395	392,209
ConocoPhillips Co., Co. Gty., 4.95%, 03/15/26(b)	Baa2/A	555	579,388
El Paso LLC, Sr. Sec. Notes, 8.05%, 10/15/30	Baa3/BBB-	1,000	1,072,570
Energy Transfer Partners LP, Sr. Unsec. Notes, 5.15%, 03/15/45(b)	Baa3/BBB-	480	373,132
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Baa2/BBB-	1,000	1,014,000
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	90	109,200
Genesis Energy LP/Genesis Energy Finance Corp., Co. Gty., 6.00%, 05/15/23(b)	B1/B+	697	613,360

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BB	$1,000	$1,086,011
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa3/BBB-	2,150	1,910,765
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/BBB+	64	66,740
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/BBB+	124	128,504
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa3/BBB+	250	278,488
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa3/BBB+	750	793,125
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21(b)	Baa3/BBB-	2,180	2,147,300
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/A+	1,000	1,081,810
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	B2/BB+	500	260,000
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,226,555
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	705,912
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,290,963

			26,306,374

FOOD AND BEVERAGE (1.91%)
Anheuser-Busch InBev Finance, Inc., Co. Gty., 3.65%, 02/01/26(b)	(P)A3/A-	795	836,032
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.70%, 02/01/36(b)	(P)A3/A-	645	697,054
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.90%, 02/01/46(b)	(P)A3/A-	756	844,877
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A2/A-	325	378,792
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A2/A-	27	40,835
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec. Notes, 5.75%, 06/15/25, 144A(b)	Ba2/BB+	1,200	1,050,000
Kraft Heinz Foods Co., Co. Gty., 5.20%, 07/15/45, 144A(b)	Baa3/BBB-	260	290,911

			4,138,501

HEALTHCARE (1.26%)
Actavis Funding SCS, Co. Gty., 4.75%, 03/15/45(b)	Baa3/BBB-	180	189,307
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	811,875
MEDNAX, Inc., Co. Gty., 5.25%, 12/01/23, 144A(b)	Ba2/BBB-	250	260,000
Medtronic, Inc., Co. Gty., 4.625%, 03/15/45	A3/A	775	867,394
Valeant Pharmaceuticals International, Inc., Co. Gty., 5.50%, 03/01/23, 144A(b)	B3/B-	750	589,688

			2,718,264

INDUSTRIAL (3.17%)
ADT Corp., Sr. Unsec. Notes, 6.25%, 10/15/21	Ba2/BB-	1,000	1,005,000
Case New Holland Industrial, Inc., Co. Gty., 7.875%, 12/01/17	Ba1/BB+	1,000	1,075,000
CNH Industrial Capital LLC, Co. Gty., 3.875%, 07/16/18	Ba1/BB	535	531,255
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/23, 144A	NA/A-	200	216,310
Newell Rubbermaid, Inc., Sr. Unsec. Notes, 4.20%, 04/01/26(b)	Baa3/BBB-	593	620,304
Newell Rubbermaid, Inc., Sr. Unsec. Notes, 5.50%, 04/01/46(b)	Baa3/BBB-	629	683,343
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	679,427
Reynolds American, Inc., Co. Gty., 4.45%, 06/12/25(b)	Baa3/BBB-	1,000	1,100,242
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa2/BBB	400	396,063
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	546,917

			6,853,861

INSURANCE (8.04%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	1,800	2,185,470
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	2,387,000
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,500	3,106,250
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	136,573
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/07/67, 144A(b),(c)	Baa3/BB+	500	440,000
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,465,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes, 7.00%, 03/15/34, 144A	Baa2/BBB	250	303,092
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	724,838
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	678,125
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,520,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INSURANCE (Continued)
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	$215	$316,969
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	135,126
Prudential Financial, Inc., Jr. Sub. Notes, 5.20%, 03/15/44(b),(c)	Baa2/BBB+	2,500	2,409,825
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa2/BBB+	1,000	1,097,500
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/NR	500	487,500

			17,393,268

MEDIA (10.19%)
21st Century Fox America, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,702,638
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/26, 144A(b)	B1/BB	1,112	1,150,920
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,754,086
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,624,257
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	588,026
Discovery Communications LLC, Co. Gty., 4.90%, 03/11/26(b)	Baa3/BBB-	663	683,569
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	175,518
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,477,474
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	1,007,500
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/BBB-	100	104,386
Numericable Group SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(b)	B1/B+	1,780	1,725,710
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,727,699
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,002,561
VTR Finance BV, 6.875%, 01/15/24, 144A(b)	B1/B+	2,375	2,315,625

			22,039,969

MINING (1.46%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Ba3/BB	500	525,000
BHP Billiton Finance USA, Ltd. Co. Gty., 6.75%, 10/19/75, 144A(b),(c)	Baa2/BBB+	972	972,000
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Ba2/BB	250	215,000
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	Baa1/A-	85	100,584
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	B3/B+	1,000	560,000
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(b)	B3/B+	1,415	778,250

			3,150,834

PAPER (1.62%)
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba1/BB+	2,000	2,225,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,288,148

			3,513,148

REAL ESTATE INVESTMENT TRUST (REIT) (2.30%)
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB	466	501,003
Goodman Funding Property, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,213,685
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(b)	Baa2/BBB	1,500	1,637,946
Welltower, Inc., Sr. Unsec. Notes, 4.25%, 04/01/26(b)	Baa2/BBB	1,590	1,611,252

			4,963,886

RETAIL & RESTAURANT (0.07%)
McDonald’s Corp., Sr. Unsec. Notes, 3.70%, 01/30/26(b)	Baa1/BBB+	146	154,635

TECHNOLOGY (0.25%)
QUALCOMM, Inc., Sr. Unsec. Notes, 3.45%, 05/20/25(b)	A1/A+	520	538,191

TELECOMMUNICATIONS (8.36%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(b)	B1/BB-	200	200,500
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa1/BBB+	1,750	1,725,672
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa1/BBB+	425	414,569
Bharti Airtel International, Sr. Unsec. Notes, 5.35%, 05/20/24, 144A	Baa3/BBB-	2,225	2,394,957
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Ba1/BBB-	1,000	1,154,366
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,998,434

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (Continued)
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(b)	B1/NA	$500	$447,500
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba3/BB-	500	533,750
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/25, 144A(b)	Ba3/BB-	267	268,335
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba3/BB-	500	430,000
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,871,064
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Ba1/BBB-	928	904,837
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Ba1/BBB-	500	493,495
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	Caa1/B	1,500	1,095,000
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	Caa1/B	1,000	782,500
T-Mobile USA, Inc., Co. Gty., 6.00%, 04/15/24(b)	Ba3/BB	110	111,375
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,244,160

			18,070,514

TRANSPORTATION (4.52%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 01/15/22, 144A	NA/BBB-	2,087	2,108,295
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/A-	250	270,000
British Airways PLC, Pass Through Certs., 5.625%, 12/20/21, 144A	Baa2/BBB	1,344	1,364,286
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BBB-	58	59,551
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/A-	530	581,105
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa2/BBB-	755	822,121
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	334	39,709
ERAC USA Finance LLC, Co. Gty., 3.80%, 11/01/25, 144A(b)	Baa1/BBB+	415	430,575
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,913,220
Federal Express Corp., Pass Through Certs., Series 1996, Class B2, 7.84%, 01/30/18(b)	Baa1/BBB	516	552,336
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec. Notes, 3.375%, 02/01/22, 144A(b)	Baa3/BBB-	1,200	1,191,421
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 02/15/23	NA/BBB	432	442,569

			9,775,188

UTILITIES (4.67%)
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa1/BBB	1,082	1,134,582
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,145,165
Electricite de France SA, Sub. Notes, 5.25%, 01/29/23, 144A(c),(d)	Baa1/BBB	2,000	1,830,000
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,194,780
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	664,451
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	1,250	1,165,375
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,137,737
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB+	80	92,953
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	744,221

			10,109,264

TOTAL CORPORATE DEBT SECURITIES (Cost of $157,714,626)			170,185,527

ASSET BACKED SECURITIES (5.69%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.92%, 10/19/24, 144A(b)	NR/AA	2,000	1,972,720
Ares XXIII CLO, Ltd., Series 2012-1AR, Class BR1, 2.82%, 04/19/23, 144A(b)	NR/AA	2,000	1,986,840
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	1,605	1,595,319
Carlyle Global Market Strategies, Series 2014-3A, Class B, 3.771%, 07/27/26, 144A(b)	A2/NA	2,500	2,408,375
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.703%, 05/25/36, 144A(b),(c)	Aa3/A+	12	11,966
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A21, 3.484%, 10/25/45, 144A(b)	NA/BBB+	1,247	1,199,484
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.17%, 05/15/20, 144A(b)	Aa1/AA	980	980,586
Flatiron CLO, Ltd., Series 2014-1A, Class A2, 2.52%, 07/17/26, 144A(c)	Aa2/NA	290	272,310
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/01/37(b),(f)	A2/AA	46	42,103
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(b),(f)	C/CCC	150	76,213
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2A, 1.20%, 12/17/18	Aaa/NA	955	954,485
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	183	198,474
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A(b)	Baa2/BBB	600	619,037

TOTAL ASSET BACKED SECURITIES (Cost of $12,559,983)			12,317,912

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.01%)
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class DFX, 4.387%, 02/01/33, 144A	Baa2/NA	$637	$636,216
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.518%, 05/01/35, 144A(c)	Baa1/NA	2,000	1,907,863
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.685%, 01/01/48, 144A(b),(c)	NA/NA	535	467,471
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.591%, 04/01/48, 144A(b),(c)	NA/NA	1,270	1,101,479
Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/01/30, 144A	Aa3/A-	1,400	1,401,801
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class C, 4.743%, 01/15/49(b),(c)	NR/NA	1,205	1,162,551
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(c)	Ba1/NA	1,000	965,227
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.291%, 10/01/30, 144A(c)	NA/A	2,710	2,695,971
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41(b)	Aa3/NA	2,000	2,022,159
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.794%, 08/01/45, 144A(c)	Baa2/NA	210	214,595
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/42, 144A	NA/A+	1,596	1,661,812
TAL Advantage LLC, Series 2014-2A, Class A1, 1.70%, 05/20/39, 144A	NA/A	266	262,654
Wells Fargo Commercial Mortgage Trust 2015-C31, Class C, 4.612%, 11/01/48(b),(c)	NR/NA	697	662,856

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $15,566,821)			15,162,655

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.40%)
FHLMC Pool # 360019, 10.50%, 12/01/17(g)	Aaa/AA+	—	154
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	190	218,377
FHLMC Pool # G00182, 9.00%, 09/01/22(g)	Aaa/AA+	—	355
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	1	1,013
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	1	1,151
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	346	395,219
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	187	209,572
GNSF Pool # 194228, 9.50%, 11/01/20	Aaa/AA+	7	6,775
GNSF Pool # 307527, 9.00%, 06/01/21	Aaa/AA+	11	12,068
GNSF Pool # 417239, 7.00%, 02/01/26	Aaa/AA+	9	10,663
GNSF Pool # 780374, 7.50%, 12/01/23	Aaa/AA+	6	6,583

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $693,675)			861,930

MUNICIPAL BONDS (1.25%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	217,922
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	185,074
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,295,570

TOTAL MUNICIPAL BONDS (Cost of $1,857,483)			2,698,566

U.S. TREASURY SECURITIES (3.70%)
U.S. Treasury Note, 1.375%, 01/31/21	Aaa/AA+	1,390	1,399,991
U.S. Treasury Note, 2.125%, 08/15/21	Aaa/AA+	515	536,384
U.S. Treasury Note, 2.25%, 11/15/24	Aaa/AA+	49	51,086
U.S. Treasury Note, 2.75%, 11/15/42	Aaa/AA+	685	706,219
U.S. Treasury Note, 3.125%, 08/15/44	Aaa/AA+	1,285	1,421,531
U.S. Treasury Note, 3.00%, 11/15/44	Aaa/AA+	1,045	1,127,662
U.S. Treasury Note, 3.00%, 05/15/45	Aaa/AA+	1,288	1,389,078
U.S. Treasury Note, 2.875%, 08/15/45	Aaa/AA+	1,297	1,363,861

TOTAL U.S. TREASURY SECURITIES (Cost of $7,685,779)			7,995,812

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — continued

	Shares	Value (Note 1)
COMMON STOCK (0.01%)
MEDIA (0.01%)
Quad Graphics, Inc.	2,132	$27,588

TOTAL COMMON STOCK (Cost of $84,899)		27,588

PREFERRED STOCK (1.25%)
CoBank ACB, Series F, 6.250%, 144A(b),(c)	20,000	2,045,000
Federal Home Loan Mortgage Corp, Series Z, 0.000%(h),(i)	53,779	166,715
US BANCORP, Series A, 3.500%	615	489,848

TOTAL PREFERRED STOCK (Cost of $3,868,939)		2,701,563

TOTAL INVESTMENTS (97.99%)
(Cost $200,032,205)		211,951,553

OTHER ASSETS AND LIABILITIES (2.01%)		4,352,615

NET ASSETS (100.00%)		$216,304,168

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2016 and may have changed subsequently.
(b)	This security is callable.
(c)	Variable rate security. Rate disclosed is as of March 31, 2016.
(d)	Security is perpetual. Date shown is next call date.
(e)	Investment was in default as of March 31, 2016.
(f)	Multi-Step Coupon. Rate disclosed is as of March 31, 2016.
(g)	Principal amount less than $1,000.
(h)	Non-income producing security.
(i)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2016, these securities amounted to $69,776,486 or 32.26% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment Trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

(P) - Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfillment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investment in securities, at value (amortized cost $200,032,205) (Note 1)	$211,951,553
Cash	1,707,466
Receivables for investments sold	7
Interest receivable	2,925,554
Dividend receivable	36,691
Prepaid expenses	23,262

TOTAL ASSETS	216,644,533

Liabilities:
Securities purchased	110,000
Payable to Investment Adviser	80,997
Payable to administration and accounting	14,517
Payable to transfer agency	10,168
Payable to custodian	1,765
Accrued expenses payable	122,918

TOTAL LIABILITIES	340,365

Net assets: (equivalent to $20.20 per share based on 10,708,597 shares of capital stock outstanding)	$216,304,168

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	216,156,948
Accumulated net investment loss	(886,144)
Accumulated net realized loss on investments	(10,993,070)
Net unrealized appreciation on investments	11,919,348

$216,304,168

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Interest		$11,393,068
Dividends		149,442

Total Investment Income		11,542,510

Expenses:
Investment advisory fees (Note 4)	$970,670
Administration and Accounting fees	188,069
Transfer agent fees	52,795
Trustees’ fees (Note 4)	93,032
Audit fees	25,769
Legal fees and expenses	115,441
Reports to shareholders	97,227
Custodian fees	27,488
Insurance	36,583
NYSE fee	25,000
Miscellaneous	41,850

Total Expenses		1,673,924

Net Investment Income		9,868,586

Realized and unrealized gain (loss) on investments:
Net realized loss from security transactions		(222,111)

Unrealized appreciation (depreciation) of investments:
Beginning of the year	24,856,806
End of the year	11,919,348

Change in unrealized appreciation (depreciation) of investments		(12,937,458)

Net realized and unrealized loss on investments		(13,159,569)

Net decrease in net assets resulting from operations		$(3,290,983)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2016	Year ended March 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$9,868,586	$10,462,166
Net realized gain (loss) from security transactions (Note 2)	(222,111)	2,466,029
Change in unrealized appreciation (depreciation) of investments	(12,937,458)	2,907,942

Net increase (decrease) in net assets resulting from operations	(3,290,983)	15,836,137

Distributions:
Distributions to shareholders from net investment income	(10,869,226)	(11,351,114)

Increase (decrease) in net assets	(14,160,209)	4,485,023
Net Assets:
Beginning of year	230,464,377	225,979,354

End of year	$216,304,168	$230,464,377

Accumulated net investment loss	$(886,144)	$(241,144)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$21.52	$21.10	$21.53	$20.39	$20.01

Net investment income	0.93	0.98	1.05	1.06	1.08
Net realized and unrealized gain (loss) on investments	(1.23)	0.50	(0.42)	1.16	0.45

Total from investment operations	(0.30)	1.48	0.63	2.22	1.53

Less distributions:
Dividends from net investment income	(1.02)	(1.06)	(1.06)	(1.08)	(1.15)

Total distributions	(1.02)	(1.06)	(1.06)	(1.08)	(1.15)

Net asset value, end of year	$20.20	$21.52	$21.10	$21.53	$20.39

Per share market price, end of year	$19.14	$20.01	$19.42	$20.06	$19.74

Total Investment Return(1)
Based on market value	0.88%	8.67%	2.44%	7.24%	16.37%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$216,304	$230,464	$225,979	$230,608	$218,324
Ratio of expenses to average net assets	0.77%	0.74%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	4.52%	4.58%	5.08%	5.03%	5.37%
Portfolio turnover rate	26.60%	30.73%	16.10%	20.39%	19.60%
Number of shares outstanding at the end of the year (in 000’s)	10,709	10,709	10,709	10,709	10,709

(1)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with the Adviser – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At March 31, 2016, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2016.

	Total Market Value at 03/31/16	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$170,185,527	$—	$170,185,527	$—
ASSET BACKED SECURITIES	12,317,912	—	12,317,912	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	15,162,655	—	15,162,655	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	861,930	—	861,930	—
MUNICIPAL BONDS	2,698,566	—	2,698,566	—
U.S. TREASURY SECURITIES	7,995,812	—	7,995,812	—
COMMON STOCK*	27,588	27,588	—	—
PREFERRED STOCK	2,701,563	2,701,563	—	—
TOTAL INVESTMENTS	$211,951,553	$2,729,151	$209,222,402	$—

*	See Schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the year ended March 31, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of March 31, 2016, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the

NOTES TO FINANCIAL STATEMENTS — continued

transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2013-2015) or expected to be taken on the Fund’s 2016 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2016, the following capital accounts were adjusted for the following amounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$355,640	$860,187	$(1,215,827)

Distributions during the fiscal years ended March 31, 2016 and 2015 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2016	$10,869,226	$ —	$ —	$10,869,226
FY 2015	$11,351,114	$ —	$ —	$11,351,114

NOTES TO FINANCIAL STATEMENTS — continued

At March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$40,134	$161,385	$(10,614,919)	$(319,738)	$10,813,406

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2016, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$10,295,168	2017
61,753	2018

As of March 31, 2016, there were post-enactment short-term capital loss carryovers in the amount of $257,998.

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2016, capital loss carryforwards in the amount of $0 were utilized and $1,215,827 were expired off and cannot be used going forward.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2016, the Fund elected to defer long-term capital losses of $319,738.

At March 31, 2016, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$201,138,147	$10,813,406	$18,552,968	$(7,739,562)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

NOTES TO FINANCIAL STATEMENTS — continued

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2016:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$9,119,307	$10,541,508
Other Investment Securities	$47,772,714	$48,024,748

Note 3 – Capital Stock – At March 31, 2016, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

Cutwater is a wholly owned subsidiary of The Bank of New York Mellon Corporation. Cutwater works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. Cutwater is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with Cutwater’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2016 was $93,032. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of March 31, 2016, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2016, the Fund issued no shares under this Plan.

NOTES TO FINANCIAL STATEMENTS — continued

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

CHANGE OF NON-FUNDAMENTAL INVESTMENT POLICY REGARDING FOREIGN SECURITIES

On May 4, 2016, at the recommendation of Cutwater Investor Services Corp., the Board of Trustees approved the removal of the non-fundamental investment policy that restricted the Fund from acquiring Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations. In addition, the Fund is now permitted to invest in Euro-dollar obligations with maturities in excess of 1 year. Yankee Bonds are U.S. dollar-denominated bonds issued in the United States by foreign issuers. Euro-dollar obligations are dollar-denominated debt securities issued outside the United States by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Investments in Yankee Bonds and Euro-dollar obligations involve risks that are different from investments in securities issued by U.S. issuers. Importantly, while the Fund may now invest a greater portion of its assets in foreign issuers it continues to invest only in U.S. dollar denominated securities. In making its recommendation to the Board, the investment adviser discussed recent developments and trends in the debt markets including the increasing number of former U.S. issuers that have re-domiciled outside of the United States in order to better compete with their global corporate rivals and increased mergers and acquisitions activity between U.S. and foreign corporations resulting in a combined entity domiciled outside of the U.S. (commonly referred to as corporate inversions). These trends have reduced the availability of debt securities issued by “U.S. domiciled” companies.

While the investment adviser and the Board do not believe that this policy change will change the overall risk profile of the Fund, investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

W. Thacher Brown 200 Park Ave, 7th Floor New York, NY 10166 Born: December 1947	Trustee	Retired; Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Ellen D. Harvey 200 Park Ave, 7th Floor New York, NY 10166 Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008; Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe-Deposit & Trust from February 2003 to October 2007.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock 200 Park Ave, 7th Floor New York, NY 10166 Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.

Suzanne P. Welsh 200 Park Ave, 7th Floor New York, NY 10166 Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.

Clifford D. Corso* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: October 1961	President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2005.	N/A.

Gautam Khanna* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: October 1969	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age	Position Held With Fund	Principal Occupation During the Past 5 Years	Number of Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee

Robert T. Claiborne* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: August 1955	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2006.	N/A.

Thomas E. Stabile* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: March 1974	Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.

Robin J. Shulman* Cutwater 200 Park Ave, 7th Floor New York, NY 10166 Born: November 1964	Chief Compliance Officer and Secretary	Officer of Cutwater Investor Services Corp. since April 2015; Chief Compliance Officer of Horizon Kinetics LLC (asset management firm) from October 2010 to April 2015; Chief Compliance Officer of Seix Investment Advisors LLC from March 2004 to October 2010.	N/A.	Shall serve until death, resignation, or removal. Officer since 2015.**	N/A.

*	Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, Khanna, Claiborne, Stabile and Ms. Shulman are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

**	Ms. Shulman became Chief Compliance Officer of the Fund on May 6, 2015. Prior to that, Lawrence Lafer served as Chief Compliance Officer of the Fund from March 4, 2015 to May 6, 2015. Mr. Lafer’s principal occupation during the past 5 years was Managing Director, Global Compliance Division, and Head of Compliance, Asset Management Division in North America, at BNY Mellon Asset Management.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

SHAREHOLDER INFORMATION (Unaudited) — continued

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2016 was 1.45%.

For the year ended March 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.45% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2017.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

SHAREHOLDER INFORMATION (Unaudited) — continued

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, CISC, CISC’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, CISC, CISC’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within CISC, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or CISC to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

SHAREHOLDER INFORMATION (Unaudited) — continued

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, CISC and CISC’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, CISC and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL CERTIFICATION

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer

ROBIN J. SHULMAN

Chief Compliance Officer and Secretary

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I   A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E    R    A   G   E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Annual Report

March 31, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,400 and $21,800 for the fiscal years ended March 31, 2016 and March 31, 2015, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $3,000 for the fiscal years ended March 31, 2016 and March 31, 2015, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,650 and $3,550 for the fiscal years ended March 31, 2016 and March 31, 2015, respectively. [The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements].

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2016 and March 31, 2015, respectively.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2016 and March 31, 2015, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: W. Thacher Brown, Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser. The most current copy of that policy is attached herewith.

CUTWATER PROXY VOTING POLICY

Introduction

This Proxy Voting Policy (“Policy”) for Cutwater reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. Cutwater will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, Cutwater will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, Cutwater will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by Cutwater as well as certain of our advisory clients: may participate in securities lending programs. If Cutwater is aware that a material event will occur affecting an investment on loan, Cutwater will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Cutwater would generally not vote with respect to such securities.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a Cutwater employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

In furtherance of Cutwater’s goal to make proxy recommendations in the best interests of clients, Cutwater follows procedures designed to identify and address material conflicts that may arise between Cutwater’s interests and those of its clients before making voting recommendations.

Procedures for Identifying Conflicts of Interest

Cutwater will monitor the potential for conflicts of interest on the part of Cutwater with respect to proxy voting recommendations or directions both as a result of personal relationships, significant client relationships (those accounting for greater than 15% of annual revenues) or special circumstances that may arise during the conduct of Cutwater’s or its affiliates’ business.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material

Conflicts of Interest

A.

The Proxy Voting Portfolio Manager will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutwater’s decision-making. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Cutwater or its affiliates, particularly MBIA, Inc., of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Proxy Voting Portfolio Manager shall maintain a written record of all materiality determinations, which will be reviewed periodically by the CCO or his designee.

B.	If it is determined that a conflict of interest is not material, Cutwater may give the directions or make the recommendations concerning the proxies, notwithstanding the existence of the conflict.

C.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

●	disclosing the conflict to the client and obtaining its consent before voting;

●	suggesting to the client that it engage another party to make a recommendation;

●	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

●	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Cutwater shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping

Cutwater shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;

●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

●	documentation relating to the identification and resolution of conflicts of interest;

●	any documents created by Cutwater that were material to a proxy voting recommendation or that memorialized the basis for that recommendation; and

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Cutwater’s office.

This Policy and its attendant recommendations attempt to generalize a complex subject.

It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Cutwater is from time to time asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Cutwater clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts. Cutwater will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the responsible Cutwater investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Cutwater clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Cutwater’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

This Proxy Voting Policy will be reviewed at least annually.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Cutwater will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting, Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote in favor of the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote in favor of the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state, law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.

7.	To dock director pay for failing to attend board meetings

SECTION III

VOTING PROCESS

Cutwater will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where Cutwater is serving as investment adviser or sub- adviser for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the CEO and Chief Investment Officer of Cutwater, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The CEO/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of Cutwater.

Reapproved: February 2015

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)		Portfolio Management Team:
Gautam Khanna, CPA, CFA
Senior Portfolio Manager, Cutwater Investor Services Corp.
May 2003 - Present
Lead Portfolio Manager responsible for day-to-day management of portfolio

Jason Celente, CFA
Senior Portfolio Manager, Cutwater Investor Services Corp.
May 1999 - Present
Portfolio Manager responsible for management of portfolio

Gerard Berrigan
Head of US Fixed Income, Cutwater Investor Services Corp.
May 2003 - Present
Portfolio Manager responsible for management of portfolio

(a)(2)	(i)	Gautam Khanna, CPA, CFA
	(ii)	(A) Registered investment companies –3 as of March 31, 2016. Approximately $240.76 million in total assets as of March 31, 2016.
(B) Other pooled investment vehicles – 2 as of March 31, 2016. Approximately $89.9 million in total assets as of March 31, 2016.

(C) Other Accounts – 33 as of March 31, 2016. Approximately $4,349 million in total assets as of March 31, 2016.
	(iii)	As of March 31, 2016, there was one account valued at $28.8 million.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(2)	(i)	Jason Celente, CFA
	(ii)	(A) Registered investment companies –3 as of March 31, 2016. Approximately $240.76 million in total assets as of March 31, 2016.
(B) Other pooled investment vehicles – 2 as of March 31, 2016. Approximately $89.9 million in total assets as of March 31, 2016.
(C) Other Accounts – 70 as of March 31, 2016. Approximately $3,585.1 million in total assets as of March 31, 2016.
	(iii)	As of March 31, 2016, there was one account valued at $28.8 million.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(2)	(i)	Gerard Berrigan
	(ii)	(A) Registered investment companies –3 as of March 31, 2016. Approximately $240.76 million in total assets as of March 31, 2016.
(B) Other pooled investment vehicles – 0 as of March 31, 2016. Approximately $0 in total assets as of March 31, 2016.
(C) Other Accounts 18 as of March 31, 2016. Approximately $1,272.6 million in total assets as of March 31, 2016.
	(iii)	None.
	(iv)	No material conflicts of interests are expected to arise with the management of the Cutwater Select Income Fund and the other accounts.

(a)(3)

All employees of the Adviser, including the Portfolio Manager, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360 degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professional, investment performance is an important, but not the only, factor.

(a)(4)		Share ownership as of March 31, 2016:
Gautam Khanna: $10,000 to $50,000
Jason Celente: $0
Gerard Berrigan: $0

	(b)	N/A. Filing is an annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date	May 20, 2016

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile
(principal financial officer)

Date	May 20, 2016

* Print the name and title of each signing officer under his or her signature.